UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 19, 2019 (January 1, 2019)
 VERITEX HOLDINGS, INC.
(Exact name of registrant as specified in charter)

Texas	001-36682	27-0973566
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8214 Westchester Drive, Suite 800 Dallas, Texas 75225 (Address of principal executive offices)

Registrant's telephone number, including area code (972) 349-6200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR
§240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section
13(a) of the Exchange Act. ☐

Explanatory Note

On January 2, 2019, Veritex Holdings, Inc. (the “Company” or “Veritex”) furnished a Current Report on Form 8-K to report the January 1, 2019 completion of its previously-announced merger transactions with Green Bancorp, Inc. (“Green”), contemplated by the Agreement and Plan of Reorganization, dated as of July 23, 2018 (the “Agreement”), by and among Veritex, MustMS, Inc., a wholly owned subsidiary of Veritex (“Merger Sub”), and Green, the parent holding company of Green Bank, N.A. (“Green Bank”). On the Closing Date, (i) Merger Sub was merged with and into Green, with Green continuing as the surviving corporation and a wholly owned subsidiary of Veritex (the “Merger”) (the effective time of the Merger, the “Effective Time”), (ii) immediately thereafter, Green (as the surviving corporation) was merged with and into Veritex, with Veritex as the surviving corporation (together with the Merger, the “Holdco Mergers”), and (iii) immediately thereafter, Green Bank was merged with and into Veritex Bank, with Veritex Bank continuing as the surviving bank (together with the Holdco Mergers, the “Merger Transactions”). The Merger Transactions were described in the Registration Statement on Form S-4 filed with the U.S. Securities and Exchange Commission (the “SEC”) on August 31, 2018 and amended on October 10, 2018 (the “Registration Statement”).
This Current Report on Form 8-K/A amends and supplements the disclosures provided in Items 2.01 and 9.01 of the Current Report on Form 8-K furnished on January 2, 2019. The Company’s merger with Green constitutes a business acquisition at the significance level that requires the filing of financial statements as contemplated by Rule 3.05 of Regulation S-X. Except as otherwise provided herein, the other disclosures made in the Current Report furnished on January 2, 2019 remain unchanged. The Company does not anticipate that it will further amend this Current Report.
Item 2.01    Completion of Acquisition or Disposition of Assets.

On January 1, 2019, the Company completed its previously announced merger transactions as set forth in the Agreement and Plan of Reorganization with Green, whereby Green merged with and into the Company (the "Holdco Mergers"). Pursuant to and immediately thereafter, Green's wholly owned subsidiary bank, Green Bank, merged with and and into Veritex Bank.

At the Effective Time, pursuant to the terms of the Agreement, each share of common stock, par value $0.01 per share, of Green was converted into the right to receive 0.79 shares of common stock, par value $0.01 per share, of Veritex, with cash paid in lieu of fractional shares of Veritex Common Stock.

The foregoing summary of the Agreement and the Merger Transactions is not complete and is qualified in its entirety by reference to the complete text of the Agreement, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(a) Financial statements of the businesses acquired.

The audited consolidated statements of financial condition of Green Bancorp, Inc. as of December 31, 2018 and 2017, and the related audited consolidated statements of income (loss), comprehensive income (loss), changes in shareholders’ equity and cash flows for each of the three years in the period ended December 31, 2018, and the related notes and report of the independent auditor thereto, required by this item are included in Exhibit 99.1 and incorporated by reference herein.

(b) Pro forma financial information.

The unaudited pro forma combined consolidated balance sheet as of December 31, 2018, and the unaudited pro forma combined consolidated statement of income for the year ended December 31, 2018 are incorporated herein by reference to Exhibit 99.2

(d) Exhibits.

Exhibit Number	Description

2.1
Agreement and Plan of Reorganization, dated as of July 23, 2018, by and among Veritex Holdings, Inc., MustMS, Inc. and Green Bancorp, Inc. (incorporated herein by reference to Annex A to the Registration Statement on Form S-4 filed by Veritex Holdings, Inc. on August 31, 2018 (File No. 333-227161)).

23.1	Consent of Deloitte & Touche LLP, Green Bancorp, Inc.'s independent registered accounting firm.
99.1	Audited Consolidated Financial Statements of Green Bancorp, Inc. as of December 31, 2018 and 2017 and for each of the three years ended December 31, 2017.
99.2	Unaudited Pro Forma Combined Consolidated Financial Statements of Veritex Holdings, Inc.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Veritex Holdings, Inc.

By:	/s/ C. Malcolm Holland, III
C. Malcolm Holland, III
Chairman and Chief Executive Officer

Date: April 19, 2019